                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)........ June 1, 1999



                    INNOVATIVE GAMING CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)


  MINNESOTA                             22482              41-1713864
 -----------                   ------------------------   ------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
of incorporation)                                         Identification Number)




                              4725 Aircenter Circle
                               Reno, Nevada 89502
                               ------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code ....... (775) 823-3000


                                4750 Turbo Circle
                               Reno, Nevada 89502
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         Innovative Gaming Corporation of America announced today that it has completed a financial restructuring as set forth more fully in the press release and agreements filed as exhibits herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)    Exhibits

              3.1(a) Articles of Incorporation, as amended (Incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2 (File No. 33-61492C) (the "SB-2")

              3.1(b) Certificate of Designation relating to Series B Convertible Preferred Stock (Incorporated herein by reference to Exhibit 4 to the Company's report on Form 10-Q for the quarter ended March 31, 1998) (the "March 31, 1998 10-Q")

              3.1(c) Articles of Amendment of Certificate of Designation of Series B Convertible Preferred Stock as filed June 1, 1999

              3.1(d) Certificate of Designation relating to Series C Convertible Preferred Stock as filed June 1, 1999

              10.1 Series B Convertible Preferred Stock Amendment Agreement dated June 1, 1999 by and between the Company and KA Investments, LDC

              10.2 Subscription Agreement with respect to Series C Convertible Preferred Stock dated June 1, 1999 by and between the Company and The Shaar Fund, Ltd

              10.3     Registration Rights Agreement with respect to
                       Series C Convertible Preferred Stock dated June 1, 1999 by and between the Company and The Shaar Fund, Ltd

              10.4     Form of Note Subscription Agreement

              10.5     Form of 12% Secured Convertible Promissory Note

              10.6     Form of Warrant

              10.7 Security Agreement, dated June 1, 1999, by Innovative Gaming, Inc. in favor of certain Noteholders

              99.1     Press Release dated June 3, 1999

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 7, 1999                   INNOVATIVE GAMING CORPORATION OF
                                      AMERICA


                                      By /s/ Scott H. Shackelton
                                         ---------------------------------------
                                      Its Chief Financial Officer

                                  EXHIBIT INDEX

3.1(c) Articles of Amendment of Certificate of Designation of Series B Convertible Preferred Stock as filed June 1, 1999

3.1(d) Certificate of Designation relating to Series C Convertible Preferred Stock as filed June 1, 1999

10.1 Series B Convertible Preferred Stock Amendment Agreement dated June 1, 1999 by and between the Company and KA Investments, LDC

10.2     Subscription Agreement with respect to Series C Convertible
         Preferred Stock dated June 1, 1999 by and between the Company and The Shaar Fund, Ltd.

10.3 Registration Rights Agreement with respect to Series C Convertible Preferred Stock dated June 1, 1999 by and between the Company and The Shaar Fund, Ltd.

10.4     Form of Note Subscription Agreement

10.5     Form of 12% Secured Convertible Promissory Note

10.6     Form of Warrant

10.7 Security Agreement, dated June 1, 1999, by Innovative Gaming, Inc. in favor of certain Noteholders

99.1     Press Release dated June 3, 1999